AGREEMENT FOR SALE OF GOODS

Agreement made and entered into this 10-20-13 , by and between NINGBO HOUNUO PLASTIC CO., LTD of NO.4 Workshop, G zone, Lianhe area, Xiaogang Development Zone, Ningbo City, Zhejiang provice, China, herein referred to as "Seller", and Adaiah Distribution Inc , of 941 Meadow View Drive, Gardnerville,NV 89460, herein referred to as "Buyer".

Seller hereby agrees to transfer and deliver to buyer, the following goods: different types of pillows per seller description and availability.

Buyer agrees to accept the goods and pay for them in accordance with the terms of the contract.

Buyer and Seller agree that identification shall not be deemed to have been made until both parties have agreed that the goods in question are to be appropriated and fulfill the requirements of performance of said contract with the buyer.

Buyer agrees to pay for the goods before they are delivered.

Goods shall be deemed received by buyer when delivered to address of buyer as herein described.

Until goods are loaded on boad, all risk of loss from any casualty to said goods shall be on seller.

Seller warrants that the goods are now free from any security interest or other lien or encumbrance, that they shall be free from same at the time of delivery, and that he neither knows nor has reason to know of any outstanding title or claim of title hostile to his rights in the goods.

Buyer has the right to examine the goods on arrival and has 15 days to notify seller of any claim for damages on account of the condition, grade or quality of the goods. That said notice must specifically set forth the basis of his claim, and that his failure to either notice seller within the stipulated period of time or to set forth specifically the basis of his claim will constitute irrevocable acceptance of the goods.

This agreement has been executed in duplicate, whereby both buyer and seller have retained one copy each.

Gabrielle

[Signatures]

AGREEMENT FOR SALE OF GOODS

Agreement made and entered into this 10-23-13 , by and between Hangzhou Yintex Co.,Ltd of 1:13-0101 Moliyuan ,Taihe Garden , #461 Gaoqiao Road, Xiaoshan District , Hangzhou City , Zhejiang P.R , China 311200, herein referred to as "Seller", and Adaiah Distribution Inc , of 941 Meadow View Drive, Gardnerville,NV 89460, herein referred to as "Buyer".

Seller hereby agrees to transfer and deliver to buyer, the following goods: different types of pillows per seller description and availability.

Buyer agrees to accept the goods and pay for them in accordance with the terms of the contract.

Buyer and Seller agree that identification shall not be deemed to have been made until both parties have agreed that the goods in question are to be appropriated and fulfill the requirements of performance of said contract with the buyer.

Buyer agrees to pay for the goods at the time they are delivered and at the place where he receives said goods.

Goods shall be deemed received by buyer when delivered to address of buyer as herein described.

Until such time as said goods have been received by buyer, all risk of loss from any casualty to said goods shall be on seller.

Seller warrants that the goods are now free from any security interest or other lien or encumbrance, that they shall be free from same at the time of delivery, and that he neither knows nor has reason to know of any outstanding title or claim of title hostile to his rights in the goods.

Buyer has the right to examine the goods on arrival and has 30 of days to notify seller of any claim for damages on account of the condition, grade or quality of the goods. That said notice must specifically set forth the basis of his claim, and that his failure to either notice seller within the stipulated period of time or to set forth specifically the basis of his claim will constitute irrevocable acceptance of the goods.

This agreement has been executed in duplicate, whereby both buyer and seller have retained one copy each.

HANGZHOU YINTEX CO.,LTD.

AGREEMENT FOR SALE OF GOODS

Agreement made and entered into this 10-23-13 , by and between SUEMON Furniture Co.,Ltd of No.3 Shuiheng Road,Longjiang Town,Shunde Area,Foshan City,China, herein referred to as "Seller", and Adaiah Distribution Inc , of 941 Meadow View Drive, Gardnerville,NV 89460, herein referred to as "Buyer".

Seller hereby agrees to transfer and deliver to buyer, 25-30 days after we received the 30% deposit, the following goods: different types of pillows per seller description and availability.

Buyer agrees to accept the goods and pay for them in accordance with the terms of the contract.

Buyer and Seller agree that identification shall not be deemed to have been made until both parties have agreed that the goods in question are to be appropriated and fulfill the requirements of performance of said contract with the buyer.

Buyer agrees to pay for the goods at the time they are delivered and against copy of B/L at sight, FOB Shenzhen terms.

Until such time as said goods have been received by buyer, all risk of loss from any casualty to said goods shall be on buyer.

Seller promise to free replace the damage goods after buyer provide pictures and seller confirm that the goods was damaged by shipment or seller incompetent cause. If it is damage by buyer incompetent cause. The seller shall have the right to refuse compensation.

Seller warrants that the goods are now free from any security interest or other lien or encumbrance, that they shall be free from same at the time of delivery, and that he neither knows nor has reason to know of any outstanding title or claim of title hostile to his rights in the goods.

Buyer has the right to examine the goods on arrival and has thirty of days to notify seller of any claim for damages on account of the condition, grade or quality of the goods. That said notice must specifically set forth the basis of his claim, and that his failure to either notice seller within the stipulated period of time or to set forth specifically the basis of his claim will constitute irrevocable acceptance of the goods.

This agreement has been executed in duplicate, whereby both buyer and seller have retained one copy each, on Nov.1st,2013.

Jackey

SUEMON Furniture Co.,Ltd
Add:No.3 Shuiheng Road,Longjiang Town,
Shunde Area,Foshan City,China
Tel:+86-0757-23395290
Fax:+86-0757-23395292

AGREEMENT FOR SALE OF GOODS

Agreement made and entered into this 10-25-13 , by and between Vison Industry Co.,Ltd of Room 913, Unit B, Yuhua Building, Hangzhou,China 310030, herein referred to as "Seller", and Adaiah Distribution Inc , of 941 Meadow View Drive, Gardnerville,NV 89460, herein referred to as "Buyer".

Seller hereby agrees to transfer and deliver to buyer, the following goods: different types of pillows per seller description and availability.

Buyer agrees to accept the goods and pay for them in accordance with the terms of the contract.

Buyer and Seller agree that identification shall not be deemed to have been made until both parties have agreed that the goods in question are to be appropriated and fulfill the requirements of performance of said contract with the buyer.

Buyer agrees to pay for the goods: 30% deposit, balance against shipment .

Goods shall be deemed received by buyer when delivered to address of buyer as herein described.

Delivery: FOB term: after Buyer`s forwarder received the goods , all risk is on Buyer.CIF Term: until goods arrive Buyer`s seaport, all risk on Seller. After the goods arrive Buyer`s seaport, all risk on Buyer

Until such time as said goods have been received by buyer, all risk of loss from any casualty to said goods shall be on seller.

Seller warrants that the goods are now free from any security interest or other lien or encumbrance, that they shall be free from same at the time of delivery, and that he neither knows nor has reason to know of any outstanding title or claim of title hostile to his rights in the goods.

Buyer has the right to examine the goods on arrival and to notify seller of any claim for damages on account of the condition, grade or quality of the goods. That said notice must specifically set forth the basis of his claim, and that his failure to either notice seller within the stipulated period of time or to set forth specifically the basis of his claim will constitute irrevocable acceptance of the goods.

This agreement has been executed in duplicate, whereby both buyer and seller have retained one copy each, on 10-25-13 .

For and on behalf of
VISON INDUSTRY CO., LTD.

Authorized Signature(s)

AGREEMENT FOR SALE OF GOODS

Agreement made and entered into this 10-29-13 , by and between E&O International Trade Co., Ltd Of Yangzhou, of NO.33 Fumin Road, Hangji Town, Yangzhou City, Jiangsu Province. China, herein referred to as "Seller", and Adaiah Distribution Inc , of 941 Meadow View Drive, Gardnerville,NV 89460, herein referred to as "Buyer".

Seller hereby agrees to transfer and deliver to buyer the following goods: different types of pillows per seller description and availability.

Buyer agrees to accept the goods and pay for them in accordance with the terms of the contract.

Buyer and Seller agree that identification shall not be deemed to have been made until both parties have agreed that the goods in question are to be appropriated and fulfill the requirements of performance of said contract with the buyer.

Buyer agrees to pay for the goods at the time they are delivered and at the place where he receives said goods.

Goods shall be deemed received by buyer when delivered to address of buyer as herein described.

Until such time as said goods have been received by buyer, all risk of loss from any casualty to said goods shall be on seller.

Seller warrants that the goods are now free from any security interest or other lien or encumbrance, that they shall be free from same at the time of delivery, and that he neither knows nor has reason to know of any outstanding title or claim of title hostile to his rights in the goods.

Buyer has the right to examine the goods on arrival and to notify seller of any claim for damages on account of the condition, grade or quality of the goods. That said notice must specifically set forth the basis of his claim, and that his failure to either notice seller within the stipulated period of time or to set forth specifically the basis of his claim will constitute irrevocable acceptance of the goods.

This agreement has been executed in duplicate, whereby both buyer and seller have retained one copy each.

________LILY________________

______________________31-10-2013______

[Signatures]

INTERNATIONAL TRADE

MANAGING DIRECTOR